UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 20, 2021

Kaival Brands Innovations Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56016	83-3492907
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4460 Old Dixie Highway

Grant, Florida 32949

(Address of principal executive office, including zip code)

Telephone: (833) 452-4825

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 20, 2021, Kaival Brands Innovations Group, Inc., a Delaware corporation (the “Company”), entered into a second amended and restated exclusive distribution agreement (the “Second A&R Distribution Agreement”) with Bidi Vapor, LLC, a Florida limited liability company (“Bidi”), which amended and restated the Amended and Restated Exclusive Distribution Agreement, dated May 21, 2020 (the “First A&R Distribution Agreement”), which amended and restated the Exclusive Distribution Agreement, effective as of March 9, 2020 (the “Original Distribution Agreement” and, together with the Second A&R Distribution Agreement and the First A&R Distribution Agreement, the “Distribution Agreement”). Pursuant to the Distribution Agreement, Bidi granted the Company an exclusive worldwide right to distribute electronic and non-electronic nicotine delivery systems and related components for sale and resale to both retail level customers and non-retail level customers.

The Second A&R Distribution Agreement provides the Company with a right of first refusal for future products of Bidi that (i) arise out of or relate to electronic nicotine delivery systems and related components to electronic nicotine delivery systems; (ii) arise out of or relate to the synthetic nicotine industry; or (iii) arise out of or relate to the tobacco-derived nicotine industry. Further, the Second A&R Distribution Agreement provides the Company with a right of first refusal if Bidi receives an offer that would constitute a Change of Control Transaction (the “Bona Fide Offer”). If Bidi wishes to accept such Bona Fide Offer, then Bidi must give written notice to the Company setting forth all the terms, conditions, and obligations of the Bona Fide Offer. Kaival Brands has the irrevocable first right to accept such Bona Fide Offer in place of the buyer on the same terms and conditions set forth in the notice. For purposes of the Second A&R Distribution Agreement, the term “Change of Control Transaction” means any of the following: (w) any person, entity, or “group” (within the meaning of Rules 13(d) and 14(d) under the Securities Exchange Act of 1934, as amended) become the beneficial owner (as defined in Rules 13(d)-3 and 13(d)-5 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than 50% of any class or equity interests or ownership interests of Bidi; (x) the existing members of Bidi (the “Existing Members of Bidi”) at the time of the execution of the Second A&R Distribution Agreement, its affiliates and/or any trust established by the Existing Members of Bidi solely for their own benefit and the benefit of their respective spouses and/or issue cease to own in the aggregate more than 50% of any class of outstanding equity interests or ownership interests in Bidi; (y) a sale, lease, or other disposition of all or substantially all Bidi’s assets; or (z) any consolidation or merger of Bidi with or into any other person, entity, or any other corporate reorganization, in which the Existing Members of Bidi own less than 50% of any class of equity interests or ownership interests of the surviving entity. Finally, the Second A&R Distribution Agreement extended the term of the agreement from a one-year term that automatically renewed for successive one-year renewal terms to a ten-year term that automatically renews for another five-year period if the Company satisfies certain minimum purchase thresholds as set forth in the Second A&R Distribution Agreement. If these minimum purchase thresholds are not met, then the term will automatically renew for two-year periods. Bidi is prohibited from not renewing the Second A&R Distribution Agreement after the initial ten-year term if Kaival fulfills its minimum purchase obligations.

Bidi is considered a related party to the Company because the Company’s Chief Executive Officer, Chief Financial Officer, and director, Mr. Nirajkumar Patel, owns and controls Bidi. Mr. Patel is also a beneficial owner of the entity that is the Company’s largest controlling stockholder. Thus, the Company and Bidi are under common control. The Audit Committee of the Company’s board of directors reviewed the terms of the Second A&R Distribution Agreement and approved the Company entering into the agreement.

The above description of the Second A&R Distribution Agreement does not purport to be complete and is qualified in its entirety by the full text of such Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

On April 21, 2021, the Company issued a press release announcing its entry into the Second A&R Distribution Agreement as described above under Item 1.01. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (“Current Report”).

The information in Exhibit 99.1 shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

FORWARD LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, its limited operating history, competitive factors in the Company’s industry and market, and other general economic conditions. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could provide to be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law.

ITEM 9.01 FINANCIAL STATEMENTS

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1*	Second Amended and Restated Exclusive Distribution Agreement, by and between Kaival Brands Innovations Group, Inc. and Bidi Vapor, LLC, dated April 20, 2021.
99.1	Press Release dated April 21, 2021.

*Schedules and Exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any Schedule or Exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Kaival Brands Innovations Group, Inc.

By:	/s/ Nirajkumar Patel
Nirajkumar Patel Chief Executive Officer, Chief Financial Officer, and a Director

Date: April 21, 2021

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